Exhibit 10.1
DOLLAR FINANCIAL CORP.
SHARES
COMMON STOCK
($0.001 PAR VALUE)
UNDERWRITING AGREEMENT
February 22, 2007
Wachovia Capital Markets, LLC
375 Park Avenue (NY4070)
New York, New York 10152
Ladies and Gentlemen:
          Green Equity Investors II, L.P. (the “Selling Stockholder”) proposes, subject to the terms and conditions stated herein, to sell to Wachovia Capital Markets, LLC (the “Underwriter”) an aggregate of 5,490,000 shares (the “Shares”) of common stock, $0.001 par value (“Common Stock”), of Dollar Financial Corp., a Delaware corporation (the “Company”).
          1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-139580) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”). Such registration statement, as amended at the date hereof, including the exhibits and schedules thereto and the information deemed pursuant to Rule 430B under the Securities Act to be part of the registration statement at the time of its effectiveness, is herein referred to as the “Registration Statement.” The Registration Statement has been declared effective by the Commission. The Registration Statement includes a prospectus prepared in accordance with Rule 415 under the Securities Act (the “Base Prospectus”). A prospectus supplement reflecting the terms of the offering of the Shares and other matters set forth therein has been prepared and will be filed with the Base Prospectus pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the “Prospectus Supplement.” The Base Prospectus, as supplemented by the Prospectus Supplement, is herein referred to as the “Prospectus.” Any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424 under the Securities Act is herein referred to as a “preliminary prospectus.” “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and “free writing prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.
          Any reference herein to the Registration Statement, the Base Prospectus, any preliminary prospectus, the Time of Sale Disclosure Package (as defined below) or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of the Base Prospectus, such preliminary prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement”

with respect to the Registration Statement, the Base Prospectus, any preliminary prospectus, the Time of Sale Disclosure Package or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated therein by reference.
          For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
          At 4:30 p.m. (Eastern time) on the date hereof (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Disclosure Package”): (a) the Base Prospectus as amended and supplemented immediately prior to the Time of Sale, (b) each Issuer Free Writing Prospectus listed on Schedule I hereto, (c) the pricing information set forth on Schedule II hereto and (iv) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package.
          2. Representations and Warranties.
          (a) The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section 2.
     (i) The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied with all requests of the Commission, if any, for additional or supplemental information to the Commission’s satisfaction. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened or, to the best knowledge of the Company, is contemplated by the Commission.
     (ii) As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date (as defined below), the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement or Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.
     (iii) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424(a) under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (iv) At the Time of Sale, the Time of Sale Disclosure Package did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Time of Sale Disclosure Package made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Time of Sale Disclosure Package, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Disclosure Package and no statement of material fact included in the Time of Sale Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.
     (v) Each Issuer Free Writing Prospectus listed on Schedule I does not include any information that conflicts with the information contained in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified; and each Issuer Free Writing Prospectus listed on Schedule I, as supplemented by and taken together with the Base Prospectus as amended and supplemented immediately prior to the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 9(c) hereof.
     (v) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.
     (vi) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period (as defined below), all other conditions to use thereof set forth in Rules 164 and 433 under the Securities Act.
     (vii) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.
     (viii) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Time of Sale Disclosure Package and the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.
     (ix) The Company’s authorized equity capitalization is as set forth in the Time of Sale Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus; the outstanding shares of Common Stock (including the Shares being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares being sold hereunder by the Selling Stockholder are duly listed, and admitted and authorized for trading on the Nasdaq Global Select Market; the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Time of Sale Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (x) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or the documents incorporated by reference therein, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements under “Part I—Item 3 Legal Proceedings” in the Company’s Annual Report Form 10-K for the year ended June 30, 2006, under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, in each case incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate in all material respects and fair summaries of such legal matters, agreements, documents or proceedings.
     (xi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.
     (xii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter in the manner contemplated herein and in the Time of Sale Disclosure Package and the Prospectus.
     (xiii) This Agreement has been duly authorized, executed and delivered by the Company.
     (xiv) Except as disclosed in the Time of Sale Disclosure Package, since the date of the latest audited financial statements included in the Time of Sale Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and it subsidiaries, taken as a whole, and except as disclosed or contemplated by the Time of Sale Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
     (xv) Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions herein contemplated will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (a) the charter or bylaws of the Company or any of its subsidiaries, (b) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or (c) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except with respect to clauses (b)

and (c) above for such conflicts, breaches, violations or impositions that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.
     (xvi) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for the Selling Stockholder and whose participation satisfies and is in compliance with its rights and is set forth in the Time of Sale Disclosure Package and the Prospectus, and the holders of outstanding             shares of capital stock of the Company are not entitled to statutory preemptive or other similar contractual rights to subscribe for the Shares.
     (xvii) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus, the Time of Sale Disclosure Package and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); all pro forma or similar adjustments to historical financial data set forth in the Prospectus, the Time of Sale Disclosure Package and the Registration Statement (a) comply as to form in all material respects with the applicable requirements of Regulation S-X, (b) have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and (c) have been properly computed in the basis described therein; all other financial data in the Prospectus, the Time of Sale Disclosure Package and the Registration Statement are accurately presented and prepared on a basis consistent with the financial statements included in the Prospectus, the Time of Sale Disclosure Package and the Registration Statement and the books and records of the Company and its subsidiaries.
     (xviii) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (a) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (b) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).
     (xix) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

     (xx) Neither the Company nor any subsidiary is in violation or default of (a) any provision of its charter or bylaws, (b) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (c) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (b) and (c) above for such violations or defaults that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.
     (xxi) Ernst & Young LLP, KPMG LLP, BOD Dunwoody LLP and Robert Wilson, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to certain financial statements and schedules included in the Time of Sale Disclosure Package and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Securities Act.
     (xxii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto).
     (xxiii) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto).

     (xxiv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto).
     (xxv) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock to the Company, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto).
     (xxvi) The Company and its subsidiaries possess adequate licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto).
     (xxvii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (xxviii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (xxix) The Company and its subsidiaries are (a) in compliance with any and all applicable foreign, federal, state and local statute, rule, regulation, decision or order of any governmental agency or body or any court relating to the use, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants or relating to the protection of human health and safety or the environment (“Environmental Laws”), (b) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package and the Prospectus (exclusive of any supplement thereto). Except as set forth in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries have been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
     (xxx) Except as disclosed in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any Environmental Law, owns or operates any real property contaminated with any substance that is subject to any Environmental Law, is liable for any off-site disposal or contamination pursuant to any Environmental Laws or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and neither the Company nor any of its subsidiaries is aware of any pending investigation which might lead to such a claim.
     (xxxi) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

     (xxxii) The documents incorporated by reference in the Time of Sale Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (xxxiii) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.
     (xxxiv) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied to the extent applicable by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and each such plan which is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code"), has obtained a favorable determination or opinion letter from the Internal Revenue Service on its qualification; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA and the Code; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA or any other liability under Title IV of ERISA.
     (xxxv) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (xxxvi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. The “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
     (xxxvii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (xxxviii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (xxxix) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, adequate patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property") necessary for the conduct of the Company’s business as now conducted or as proposed in the Time of Sale Disclosure Package and the Prospectus to be conducted. There is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.
          Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.
          (b) The Selling Stockholder represents and warrants to, and agrees with the Underwriter as follows:
     (i) The Selling Stockholder is the record and beneficial owner of the Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank. Assuming that the Underwriter acquires its interest in the Shares it has purchased from the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such other securities intermediary, the Underwriter will acquire a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.
     (ii) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act or the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter and such other approvals as have been obtained.
     (iv) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) has used any free writing prospectus relating to the Shares.

     (v) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.
     (vi) Neither the execution, delivery and performance by the Selling Stockholder of this Agreement, nor the sale of the Shares or the consummation of the transactions herein contemplated or the fulfillment of the terms hereof by such the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter documents of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder; provided, however, that no representation is made hereunder with respect to any Federal or state securities disclosure or anti-fraud laws, rules or regulations.
     (vii) As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the Time of Sale, the Time of Sale Disclosure Package did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this paragraph 2(b)(vii) are limited to statements or omissions made in reliance upon and in conformity with information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement, Prospectus or Time of Sale Disclosure Package or any amendments or supplements thereto. The sale of the Shares by the Selling Stockholder is not prompted by any information concerning the Company or any of its subsidiaries that is not set forth in the Time of Sale Disclosure Package and the Prospectus or any supplement thereto.
          Any certificate signed by the Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to the Underwriter.
          3. Purchase and Sale.
          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell the Shares to the Underwriter, and the Underwriter agrees to purchase the Shares from the Selling Stockholder, at a purchase price of $27.85 per share (the “Purchase Price”).
          4. Delivery and Payment. Delivery of and payment for the Shares shall be made at 10:00 a.m., New York City time, on February 28, 2007, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter, the Company and the Selling Stockholder (such date and time of delivery and payment for the Shares being herein called the “Closing Date”). Delivery of the Shares shall be made to the Underwriter, registered in such names and in such denominations as the Underwriter shall request in writing at least one full Business Day prior to the Closing Date, against payment by the Underwriter of the Purchase Price to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the account specified by the Selling Stockholder. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.
          The Selling Stockholder will pay all applicable stock transfer taxes, if any, involved in the transfer to the Underwriter of the Shares and the Underwriter will pay any additional stock transfer taxes involved in further transfers.
          5. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Shares for sale to the public as set forth in the Prospectus.
          6. Agreements.
          (a) The Company agrees with the Underwriter that:
     (i) Prior to the termination of the offering of the Shares (the “Prospectus Delivery Period”) the Company will not file any amendment of the Registration Statement, the Time of Sale Disclosure Package or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter when the Time of Sale Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (3) when, prior to the end of the Prospectus Delivery Period, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus, any Issuer Free Writing Prospectus or the Time of Sale Disclosure Package or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
     (ii) If, during the Prospectus Delivery Period, any event occurs as a result of which the Time of Sale Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will (1) notify the Underwriter so that any use of the Time of Sale Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Time of Sale Disclosure Package to correct such statement or omission; and (3) supply any amendment or supplement to the Underwriter in such quantities as the Underwriter may reasonably request.
     (iii) If, during the Prospectus Delivery Period, any event occurs as a result of which the Prospectus as then supplemented would contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company promptly will (1) notify the Underwriter of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request.
     (iv) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act.
     (v) The Company will furnish to the Underwriter and its counsel signed copies of the Registration Statement (including exhibits thereto) and, until the end of the Prospectus Delivery Period, as many copies of the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any supplement thereto as the Underwriter may reasonably request.
     (vi) The Company will not, without the prior written consent of the Underwriter, for a period of 60 days after the date of this Agreement (the “Lock-Up Period”) offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of Common Stock, preferred stock, or other capital stock (collectively, “Capital Stock”) or any securities convertible into, or exercisable or exchangeable for such Capital Stock, or publicly announce an intention to effect any such transaction, provided, however, that the Company (a) may issue and sell Common Stock pursuant to any employee stock option plan or stock ownership plan (including upon the exercise or conversion of any securities issued pursuant to any employee stock option plan or stock ownership plan), dividend reinvestment plan of the Company in effect at the date of this Agreement or to any employee or director of the Company (or its subsidiaries) provided that such issuance is approved by the compensation committee of the Company’s board of directors, (b) may issue Common Stock issuable upon conversion of securities or the exercise of warrants outstanding at the date hereof and (c) may issue up to $100 million of Common Stock or any security convertible into, or exercisable or exchangeable for Common Stock, solely for the purpose of completing an acquisition.
     (vii) The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
     (viii) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (ix) The Company will qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.
     (x) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a free writing prospectus, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule I hereto. Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free

Writing Prospectus, including timely Commission filing where required, legending and record keeping.
     (xi) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, the Time of Sale Disclosure Package, any Issuer Free Writing Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, the Time of Sale Disclosure Package, any Issuer Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the Nasdaq Global Select Market; (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws (including filing fees and the reasonable fees and expenses of counsel for the Underwriter or the Selling Stockholder relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the reasonable fees and expenses of counsel for the Selling Stockholder; (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; and (xi) all other reasonable costs and expenses incident to the performance by the Selling Stockholder of its obligations hereunder.
          (b) The Selling Stockholder agrees with the Underwriter that:
     (i) The Selling Stockholder will not, without the prior written consent of the Underwriter, during the Lock-Up Period offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder), directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, other than (i) common stock disposed of as bona fide gifts approved by the Underwriter, (ii) Common Stock purchased in the open market after the date of this Agreement and (iii) to the Underwriter pursuant to this Agreement.
     (ii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     (iii) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, during the Prospectus Delivery Period, of (i) any change in information in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus relating to the Selling Stockholder or (ii) any new material information relating to the Company or relating to any matter stated in the Time of Sale Disclosure Package and the Prospectus which comes to the attention of the Selling Stockholder.
          7. Conditions to the Obligations of the Underwriter. The obligation of the Underwriter to purchase the Shares shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the date of this Agreement and as of the Closing Date, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:
          (a) If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.
          (b) No Underwriter shall have advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

          (c) On the Closing Date, there shall have been furnished to you, the Underwriter, the opinion of Pepper Hamilton LLP, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:
     (i) The Company is a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. The Company is qualified to do business as a foreign corporation in good standing in all other jurisdictions listed on an exhibit thereto;
     (ii) Each domestic subsidiary of the Company listed on Exhibit A hereto (each a “Covered Subsidiary” and together, the “Covered Subsidiaries") is a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus; each domestic subsidiary is qualified to do business as a foreign corporation in good standing in all other jurisdictions listed on an exhibit thereto; and all of the issued and outstanding capital stock of each domestic subsidiary has been duly authorized and validly issued and is fully paid and nonassessable;
     (iii) The Company’s authorized equity capitalization is as set forth in the Time of Sale Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus; the outstanding shares of Common Stock (including the Shares being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares being sold hereunder by the Selling Stockholder are duly listed, and admitted and authorized for trading on the Nasdaq Global Select Market; the certificates for the Shares are in valid and sufficient form; to the knowledge of such counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, to the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;
     (iv) Neither the Company nor any of its subsidiaries is and, none will be, after giving effect to the offering and sale of the Shares, an “investment company” as defined in the Investment Company Act of 1940, as amended;
     (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court pursuant to any statute, decisional law, rule or regulation, that in such counsel’s experience is customarily applicable to transactions of the nature contemplated by the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (“Applicable Laws") is required for the consummation of the transactions contemplated by this Agreement, the Time of Sale Disclosure Package or the

Prospectus or otherwise in connection with the purchase and distribution of the Shares by the Underwriter, except such consents, approvals, authorizations, registrations, orders or filings as may be required under state securities laws;
     (vi) To the knowledge of such counsel and other than as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of the Company’s subsidiaries or any of their respective properties that would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or ability of the Company to perform its obligations under this Agreement, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus (a “Material Adverse Effect"); and no such actions, suits or proceedings are, to the knowledge of such counsel, threatened or contemplated; and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or the documents incorporated by reference therein, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements under “Part I—Item 3 Legal Proceedings” in the Company’s Annual Report Form 10-K for the year ended June 30, 2006, under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, in each case incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     (vii) Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions herein contemplated will result in a breach or violation of any of the terms or provisions of, or constitute a default under, (a) any Applicable Laws or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, (b) any agreement or instrument listed on an exhibit thereto (the “Reviewed Agreements") or (c) the charter, bylaws or other organizational documents of the Company or any of its domestic subsidiaries; except with respect to clauses (a) and (b) above for breaches or violations that would not have a Material Adverse Effect;
     (viii) This Agreement has been duly authorized, executed and delivered by the Company;
     (ix) To the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement except for the Selling Stockholder and whose participation satisfies and is in compliance with their rights and is set forth in the Time of Sale Disclosure Package and the Prospectus, and the holders of outstanding shares of capital stock of the Company are not entitled to statutory preemptive or, to the knowledge of such counsel, other similar contractual rights to subscribe for the Shares;
     (x) The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder; and such counsel has no reason to believe that (i) on the effective date of the Registration Statement (including the information, if any deemed pursuant to Rule 430A or 430B to be part of the Registration Statement at the time of effectiveness) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that the Time of Sale Disclosure Package at the Time of Sale contained untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) that the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion);
          In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the States of California, Delaware and New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (y) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.
          (d) The Company shall have requested and caused Roy Hibberd, Senior Vice President and General Counsel of the Company, to have furnished to the Underwriter his opinion, dated the Closing Date and addressed to the Underwriter, to the effect that:
     (i) Each of the subsidiaries has been duly incorporated in its state of incorporation as set forth in an exhibit thereto;

     (ii) Each of the subsidiaries has the corporate power and authority to own its properties and conduct its business as described in the Registration Statement, Time of Sale Disclosure Package and the Prospectus;
     (iii) All of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as set forth in the Time of Sale Disclosure Package and the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.
     (iv) The statements under “Part I—Item 3 Legal Proceedings” in the Company’s Annual Report Form 10-K for the year ended June 30, 2006, under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and under “Part I—Item 1 Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, in each case incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings; and
     (v) Each of the documents incorporated by reference in the Time of Sale Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable; and such counsel has no reason to believe that any of such documents, when such document became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          In rendering such opinion, such counsel may rely (x) as to matters involving the application of laws of any jurisdiction other than the States of Delaware and New York or the Federal laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Underwriter and (y) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.
          (e) On the Closing Date, there shall have been furnished to you, the Underwriter, the opinion of Gibson, Dunn & Crutcher LLP, counsel for the Selling Stockholder, dated the Closing Date and addressed to you, to the effect that, subject to customary exceptions, limitations and qualifications:
     (i) The Selling Stockholder has all requisite limited partnership power and authority to sell, assign, transfer and deliver the Shares delivered by it on the date hereof;

     (ii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder;
     (iii) Assuming that the Underwriter (a) is a purchaser in good faith and acquires its interest in the Shares without notice of any adverse claim (within the meaning of Section 8-105 of the UCC); (b) has purchased the Shares delivered by the Selling Stockholder to the Depository Trust Company (“DTC”) by making payment therefore in accordance with this Agreement; and (c) has had the Shares credited to the securities account or accounts of such Underwriter maintained by it directly with DTC, the Underwriter will acquire a security entitlement to the Shares being purchased by it (within the meaning of Section 8-102(a)(17) of the UCC) and no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlement;
     (iv) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Amended and Restated Agreement of Limited Partnership of Green Equity Investors II, L.P., dated as of June 30, 1994.
     (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder under any law which, in such counsel’s experience, is generally applicable to transactions of the type contemplated by this Agreement for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares sold by it, except such as may be required under the Securities Act, the Exchange Act and state securities laws; and
     (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, any rule or regulation which in such counsel’s experience, is generally applicable to the transactions of the type contemplated by this Agreement or (b) any order of any governmental agency or any court having jurisdiction over the Selling Stockholder identified to us by the Selling Stockholder.
          In giving such opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon the representations and warranties contained in this Agreement and certificates of officers of the Company and its subsidiaries and certificates of public officials.
          (f) On the Closing Date, the Underwriter shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Shares, the Registration Statement, the Time of Sale Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
          (g) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any supplements to the Prospectus and this Agreement and that:
     (i) The representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued and no proceeding for that purpose have been instituted or, to the Company’s knowledge, threatened; and
     (iii) Since the date of the most recent financial statements included in the Time of Sale Disclosure Package or the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Disclosure Package or the Prospectus (exclusive of any supplement thereto).
          (h) On the Closing Date, there shall have been furnished to you, the Underwriter, a certificate or certificates, dated the Closing Date and addressed to you, signed by the Selling Stockholder to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as if made at and as of the Closing Date, and that the Selling Stockholder has complied with all the agreements and satisfied all the conditions on the Selling Stockholder’s part to be performed or satisfied at or prior to the Closing Date.
          (i) The Underwriter shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the underwriter from each of Ernst & Young LLP, KPMG LLP, BDO Dunwoody LLP and Robert Wilson, independent public accountants, containing statements and information of the type customarily included in accountants’ comfort letters to underwriters with respect to the financial statements and certain financial information contained in the Base Prospectus and the Prospectus.

          (j) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.
          (k) Subsequent to the date of this Agreement, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
          (l) On or after the Time of Sale there shall not have occurred any of the following: (i) a suspension or limitation in trading of the Company’s Common Stock by the Commission or the Nasdaq Global Select Market; (ii) a general suspension or general limitation in trading or setting of minimum prices occurs on the New York Stock Exchange or the Nasdaq Global Select Market; (iii) a banking moratorium declared by either the Federal or New York State authorities; or (iii) an outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Time of Sale Disclosure Package (exclusive of any supplement thereto).
          (m) To avoid a 28% backup withholding tax, the Selling Stockholder shall have delivered to the Underwriter a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
          (n) The Underwriter shall have received a certificate, at the Closing Date, of the Company’s Senior Vice President and Corporate Controller with respect to certain financial information included in, or incorporated by reference into, the Prospectus Supplement, in form and substance reasonably satisfactory to the Underwriter.
          If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.
          8. Reimbursement of Underwriter’s Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 7(l) hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriter, the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares. If the Company is required to make any payments to the Underwriter under this Section 8 because of the Selling Stockholder’s refusal, inability or failure to satisfy any condition to the obligations of the Underwriter set forth in Section 7, the Selling Stockholder shall reimburse the Company on demand for all amounts so paid.
          9. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A, 430B and 430C of the Securities Act, if applicable, any preliminary prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter or the Selling Stockholder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
          (b) The Selling Stockholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, the Underwriter, the directors, officers, employees, affiliates and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity; provided that the liability of the Selling Stockholder under this Section 9 shall be limited to an amount equal to the gross proceeds after deducting underwriting discounts and commissions but before deducting expenses, to the Selling Stockholder from the sale of the Shares hereunder. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

          (c) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and the Selling Stockholder and each person who controls the Selling Stockholder within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to the Underwriter, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that the statements set forth in the second to the last paragraph of the cover page regarding delivery of the Shares and, under the heading “Underwriting”, (i) the sentences related to concessions and (ii) the paragraph related to stabilization and covering transactions in the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter.
          (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraphs (a), (b) or (c) of this Section 9, as the case may be, unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraph (a), (b) or (c) above, as the case may be. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of the indemnified party.
          (e) In the event that the indemnity provided in paragraph (a), (b) or (c) in this Section 9, as the case may be, is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses") to which the Company, the Selling Stockholder and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholder and by the Underwriter from the offering of the Shares. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits received but also the relative fault of the Company, of the Selling Stockholder and of the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Selling Stockholder on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e). Notwithstanding the provisions of this Section 9, in no event shall the Underwriter be required to contribute any amount in excess of the underwriting discount or commission applicable to the Shares purchased by the Underwriter hereunder.
          (f) Nothing in this Section 9 is intended to or shall limit the indemnification and contribution obligations of the Company and the Selling Stockholder, but only as between themselves, as provided in the Second Amended and Restated Stockholders Agreement by and among the Company, the Selling Stockholder and the other parties named therein, dated as of November 23, 2003, as amended on March 11, 2004, April 14, 2004 and July 6, 2004.
          10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholder and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.
          11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed or delivered to Wachovia Capital Markets, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152, Attention: Lear Beyer, Equity Syndicate Department or, if sent to the Company, will be mailed, delivered or telefaxed to it at Dollar Financial Corp., 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312-1288 Attention: Donald F. Gayhardt, President (telefax no. 610-296-0991) and confirmation to: Barry M. Abelson, Esq., Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103-2799; if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to it at Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, Attention: Jonathan Seiffer (telefax no. (310) 954-0404), or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.
          13. No Advisory or Fiduciary Responsibility. Each of the Company and the Selling Stockholder acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, and the Company and the Selling Stockholder are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholder or their respective affiliates, stockholders, creditors or employees or any other party; (iii) the Underwriter has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) and the Underwriter does not have any obligation to the Company or the Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholder and that the Underwriter has no obligation to disclose any of such interests by virtue of the transactions contemplated hereby; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Stockholder have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
          15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
          17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholder and the Underwriter in accordance with its terms.

Very truly yours, Dollar Financial Corp.
By:	/s/ Jeffrey Weiss
	Name:	Jeffrey Weiss
	Title:	Chief Executive Officer

Green Equity Investors II, L.P.

By:	Grand Avenue Capital Partners, L.P., its General Partner

By:	Grand Avenue Capital Corporation, the General Partner of Grand Avenue Capital Partners, L.P.

By:	/s/ Jonathan A. Seiffer
	Name:	Jonathan A. Seiffer
	Title:	Senior Vice President

Confirmed as of the date first above mentioned. Wachovia Capital Markets, LLC
By:	/s/ Lear Beyer
	Name:	Lear Beyer
	Title:	Managing Director

SCHEDULE I
Issuer Free Writing Prospectuses

S-33

SCHEDULE II
Pricing Information
Number of Shares: 5,490,000
The underwriter may offer the shares of common stock from time to time in one or more transactions on the Nasdaq Global Select Market, in the over-the-counter market or through negotiated transactions at market prices or at negotiated prices.
Underwriter: Wachovia Capital Markets, LLC

A-1

EXHIBIT A
List of Covered Domestic Subsidiaries

Covered Guarantors	State of Incorporation
Dollar Financial Corp.	Delaware
Check Mart of Pennsylvania, Inc.	Pennsylvania
DFG Canada, Inc.	Delaware
DFG International, Inc.	Delaware
DFG World, Inc.	Delaware
Dollar Financial Insurance Corp.	Pennsylvania
Financial Exchange Company of Pennsylvania, Inc.	Pennsylvania
Financial Exchange Company of Pittsburgh, Inc.	Delaware
Financial Exchange Company of Virginia, Inc.	Delaware
Monetary Management Corporation of Pennsylvania	Delaware
Monetary Management of California, Inc.	Delaware
Monetary Management of New York, Inc.	New York
MoneyMart, Inc.	Delaware
PD Recovery, Inc.	Pennsylvania
Pacific Ring Enterprises, Inc.	California
We The People USA, Inc.	Delaware

A-2